Exhibit 99(t)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	October 1, 2003 - October 31, 2003

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ John J. Burke	January 7, 2003
Signature of Authorized Individual*	Date

John J. Burke	Vice President and Controller
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: October 1, 2003 - October 31, 2003

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS			CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	13,242.55	0.00	23,471,345.03	23,484,587.58			14,420,511.35

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
TRANSFER FROM TRUST ACCOUNT (B)				0.00			641,776.56
OTHER - Interest income			9,042.73	9,042.73			123,284.25
TRANSFER FROM DISB ACCT				0.00			7,570.21
TRANSFER FROM TA				0.00			20,582,000.00
TOTAL RECEIPTS	0.00	0.00	9,042.73	9,042.73			21,354,631.02

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES				0.00			0.00
SECURED/ RENTAL/ LEASES				0.00			0.00
BANK FEES				0.00			6,937.78
PAYMENT FOR STOCK SALES				0.00			3,010.46
SELLING				0.00			0.00
OTHER				0.00			9,993.61
RECONCILING ITEM				0.00			0.00
OWNER DRAW *				0.00			0.00
TRANSFERS (TO DIP ACCTS)				0.00			0.00
TRANSFER TO TA				0.00			12,254,000.00
TRANSFER TO TAH GENERAL				0.00			7,570.21
U.S. TRUSTEE QUARTERLY FEES				0.00			0.00
COURT COSTS
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00			12,281,512.06

NET CASH FLOW	0.00	0.00	9,042.73	9,042.73			9,073,118.96
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	13,242.55	0.00	23,480,387.76	23,493,630.31	(A)		23,493,630.31

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:(FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

(A) Cash balance includes $4,500,000 in restricted cash.

(B) Touch America Holdings preferred stock defeasance trust account was closed and cash moved to the General Account.

FORM MOR-1

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: October 1, 2003 - October 31, 2003

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General		Disbursement	Investment	Total
	#1500 9559 3300		# 1500 8068 2316	#12145100
BALANCE PER BOOKS	$13,242.55		0.00	$23,480,387.76	$23,493,630.31

BANK BALANCE	9,963.63			23,480,387.76	23,490,351.39
(+) DEPOSITS IN TRANSIT (ATTACH LIST)					0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)					0.00
OTHER (ATTACH EXPLANATION)	3,278.92	(A)			3,278.92
ADJUSTED BANK BALANCE *	13,242.55		0.00	23,480,387.76	23,493,630.31

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

(A) Reconciling items not cleared

FORM MOR-1 (CON’T)

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	October 1, 2003 - October 31, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0	0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs (A)	187,669.40	187,669.40
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	187,669.40	187,669.40
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	-187,669.40	-187,669.40
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	17,787.72	64,407.71
Interest Expense		520.59
Other Expense (attach schedule)	0.00	16,931.39
Net Profit (Loss) Before Reorganization Items	-169,881.68	-140,713.67
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	250.00	750.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	250.00	750.00
Income Taxes
Net Profit (Loss)	-170,131.68	-141,463.67

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A) A post-retirement benefit liability was transferred from Entech, LLC in October 2003.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income
Interest income-unrelated	17,787.72

Total	17,787.72
Other Expenses
Finance charges and bank fees

Total	0.00
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re : Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: October 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	18,993,630.31	9,920,511.35
Restricted Cash and Cash Equivalents	4,500,000.00	4,500,000.00
Accounts Receivable (Net)	60,477.52	104,460.26
Accounts Receivable - Intercompany	594,504,857.92	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	618,058,965.75	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	0.00	0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	-338,906,071.73	-321,652,611.62
Other Assets (reclassification of debit balance liabilities)	14,968.08
TOTAL OTHER ASSETS	-338,891,103.65	-321,652,611.62

TOTAL ASSETS	$279,167,862.10	$285,887,697.65

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	250.00	0.00
Accounts Payable - Intercompany	-1,660,006.63	0.00
Taxes Payable (refer to FORM MOR-4)	0.00	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	10,000,000.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	$8,340,243.37	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B)	113,315,957.00	113,315,957.00
Unsecured Debt - reported at 6/19/03	817,036.14	817,036.14
Unsecured Debt - reconciling items (D)	154,744.36	0.00
Unsecured Debt - (F)	485,840.40	485,840.40
Unsecured Debt - Preferred stock redemptions (G)	501,776.56
Unsecured Debt - accrued divestiture costs	1,568,961.38	1,568,961.38
Unsecured Debt - Intercompany	113,376,849.17	113,376,849.17
Unsecured Debt - post-retirement benefit liability	188,803.68
TOTAL PRE-PETITION LIABILITIES	$230,410,103.79	$229,564,779.19

TOTAL LIABILITIES	$238,750,347.16	$229,564,779.19
OWNER EQUITY
Capital Stock (C)	530,154,829.49	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners’ Capital Account	0.00
Owner’s Equity Account	0.00
Retained Earnings - Pre-Petition	-474,689,789.42	-474,689,789.42
Retained Earnings - Postpetition	-141,463.67
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (E)	-17,253,460.11
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	$40,417,514.94	$56,322,918.46

TOTAL LIABILITIES AND OWNERS’ EQUITY	$279,167,862.10	$285,887,697.65

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A) The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B) Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return. However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return.

1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C) Reflects the use of ESOP shares to fund a portion of Touch America, Inc.’s 401k plan.

(D) Reconciling items not yet cleared . No specific creditors identified.

(E) Touch America Holdings, Inc. is the parent company.   All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(F)This amount represents prepetition amounts not included in the original bankruptcy schedules as filed.  No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(G) This amount represents preferred stock which was called, but not yet redeemed as of the filing date.

(H) A post-retirement benefit liability of $188, 803.68 was transferred from Entech, LLC in October 2003.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
Investments in Subsidiaries:
184301 Inv-Mem Cap ENT LLC	500.00	500.00
184303 Invest-ENT-Und Earn	(7,077,231.39)	(7,107,271.60)
184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
184661 Invest-TET -Comm Stk	372,100.00	372,100.00
184664 Invest-TET -Und Earn	(9,743,486.07)	(9,714,076.41)
184667 Invest-TET -APIC	8,125,118.94	8,125,118.94
184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
184674 Invest-TAI -Und Earn	(1,066,787,645.92)	(1,049,533,555.26)
184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
Total	(338,906,071.73)	(321,652,611.62)

Other Assets

Total
LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Postpetition Liabilities
258375 Divest Exp - Utility	(11,343.93)
258501 Customer Stock Terminations	(3,010.46)
258923 Officer & Director Deferred Comp	520.59
275383 Post-retirement benefit	-1,134.28
Total	(14,968.08)
(Note: reclassified to other assets)
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	October 1, 2003 - October 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0	0	0	0	0	0
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	0	0	0	0	0	0
Total Taxes	0	0	0	0	0	0

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee	250.00					250.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*

Total Postpetition Debts	250.00	0.00	0.00	0.00	0.00	250.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

(A) These amounts became potential payables when the trust accounts were closed and the cash was moved to Touch America Holdings during August 2003.

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	51,732.53
+ Amounts billed during the period	8,744.99
- Amounts collected during the period	0.00
Total Accounts Receivable at the end of the reporting period	60,477.52

Accounts Receivable Aging	Amount
0 - 30 days old	8744.99
31 - 60 days old	13,059.95
61 - 90 days old	32,224.23
91+ days old	6,448.35
Total Accounts Receivable	60,477.52
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	60,477.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5
(9/99)